CONSTRUCTION IN PROGRESS	12 Months Ended
Dec. 31, 2013
Construction In Progress [Abstract]
Construction In Progress Disclosure [Text Block]
11.	CONSTRUCTION IN PROGRESS

A summary of construction in progress is as follows:

	December 31,
	2013	2012

Balance beginning	$1,219,884	$1,676,522
Additions	-	21,873
Transfer to fixed assets	-	(403,724)
Write off	-	(91,189)
Effect of foreign exchange rate changes	35,546	16,402
	$1,255,430	$1,219,884

	Balance at December 31, 2013	Estimated cost to complete as of December 31, 2013	Estimated time to complete

Plant	$1,255,430	$-	Temporarily ceased construction

No depreciation has been provided for construction in progress.

The Company suspended the construction of factory plant since 2012. It was due to the fact that the growth of the sales revenue below the expectation of the Company. However, the management expected that the demand of the Company’s products would increase and the business of the Company would turn better in coming years. The management would consider to restart the plant construction in 2 to 3 years. The balance of construction in progress included the cost of leveling the land for developing factory plant. It would add value to the plant for future use. The management will continue to review the value of construction in progress annually.